UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d)
                                of the
                  SECURITIES EXCHANGE ACT OF 1934

                 Date of Report: September 23, 2004

                           Dark Dynamite, Inc.
       (Exact name of registrant as specified in its charter)

                               NEVADA
     (State or other jurisdiction of incorporation or organization)


      000-17303                                   65-1021346
(Commission File Number)         (IRS Employer Identification Number)



                      c/o Jared Gold President
         268 West 400 South, Suite 300, Salt Lake City, Utah 84101
                (Address of principal executive offices)
                 (801) 575-8073 (Registrant's telephone
                     number, including area code)






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ITEM 3.02      UNREGISTERED SALES OF EQUITY SECURITIES

On September 21, 2004, a resolution of the Board of Directors of the Registrant authorized the issuance of 3,745,143 restricted shares of the Registrant's preferred stock to be issued to Richard Surber.

These shares have been issued as compensation to Mr. Surber in exchange for his services provided to the Registrant related to certain litigation matters, his review of filing with the Securities and Exchange Commission by the Registrant, providing business and general advisory services, locating legal counsel for the Registrant and other services, including review of press releases and other marketing material. The shares were issued to Mr. Surber as compensation for his services as outlined above to the Registrant and were issued to him in a private transaction pursuant to Section 4(2) of the Securities Act of 1993

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT        PAGE
NO.            NO.    DESCRIPTION

N/A

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dark Dynamite, Inc.
Signature                                  Date

/s/ Jared Gold                           September 23, 2004
 Jared Gold
 as CEO, President and Director










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